SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2005 (May 11, 2005)

BROCADE COMMUNICATIONS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1745 Technology Drive
San Jose, CA 95110

(Address, including zip code, of principal executive offices)

(408) 333-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
Item 9.01 Financial Statements and Exhibits.
EXHIBIT INDEX
EXHIBIT 99.1

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     On May 11, 2005, on management’s recommendation, Brocade Communications Systems, Inc., in consultation with KPMG LLP, the Company’s independent registered accounting firm, determined that the Company’s financial statements for the fiscal years ending 2001, 2002, 2003 and 2004, and the interim periods contained therein, should no longer be relied upon because of an error in such financial statements as addressed in Accounting Principles Board Opinion No. 20. The Company will restate its financial statements for those periods and expects related adjustments will be made to the Company’s financial information for fiscal 2001, as necessary.

     The Company issued a press release relating to these determinations on May 16, 2005, a copy of which is attached Exhibit 99.1 and the information in Exhibit 99.1 is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release, dated May 16, 2005, announcing restatement of financial statements of Brocade Communications Systems, Inc.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.
Dated: May 16, 2005	By:	/s/ Antonio Canova
Antonio Canova
Chief Financial Officer and Vice President, Administration

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated May 16, 2005, announcing restatement of financial statements of Brocade Communications Systems, Inc.